Exhibit 99.1

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KMG AMERICA CORPORATION

ANNUAL SHAREHOLDER MEETING

MAY 18, 2005

[LOGO]

[LOGO]

Kenneth Kuk

CEO

KMG AMERICA CORPORATION

•                  January 21, 2004 - KMG America incorporated under the laws of Virginia

[LOGO]

•                  March 2004 - Kanawha due diligence begins

•                  January 21, 2004 - KMG America incorporated under the laws of Virginia

•                  June 9, 2005 - KMG America executes a purchase agreement to acquire Kanawha Insurance Company

•                  March 2004 - Kanawha due diligence begins

•                  January 21, 2004 - KMG America incorporated under the laws of Virginia

•                  August 3, 2004 - KMG America submits S-1 to SEC

•                  June 9, 2004 - KMG America executes a purchase agreement to acquire Kanawha Insurance Company

•                  March 2004 - Kanawha due diligence begins

•                  January 21, 2004 - KMG America incorporated under the laws of Virginia

•                  November 2004 – KMG America retain Friedman Billings Ramsey, CS First Boston, and SunTrust Robinson Humphrey to manage offering

•                  August 3, 2004 - KMG America submits S-1 to SEC

•                  June 9, 2004 - KMG America executes a purchase agreement to acquire Kanawha Insurance Company

•                  March 2004 - Kanawha due diligence begins

•                  January 21, 2004 - KMG America incorporated under the laws of Virginia

•                  November 29, 2004 - Road show begins

•                  November 2004 – KMG America retain Friedman Billings Ramsey, CS First Boston, and SunTrust Robinson Humphrey to manage offering

•                  August 3, 2004 - KMG America submits S-1 to SEC

•                  June 9, 2004 - KMG America executes a purchase agreement to acquire Kanawha Insurance Company

•                  December 15, 2004 - IPO is priced and KMG America begins trading on NYSE under symbol “KMA”

•                  November 2004 – KMG America retain Friedman Billings Ramsey, CS First Boston, and SunTrust Robinson Humphrey to manage offering

•                  November 29, 2004 - Road show begins

•                  August 3, 2004 - KMG America submits S-1 to SEC

•                  December 20, 2004 - Tom Sass, Paul Moore and Paul Kraemer join KMA as senior executives

•                  December 15, 2004 - IPO is priced and KMG America begins trading on NYSE under symbol “KMA”

•                  November 2004 – KMG America retain Friedman Billings Ramsey, CS First Boston, and SunTrust Robinson Humphrey to manage offering

•                  November 29, 2004 - Road show begins

•                  December 21, 2004 - KMG America acquires Kanawha Insurance Company which is located in Lancaster, SC

•                  December 20, 2004 - Tom Sass, Paul Moore and Paul Kraemer join KMA as senior executives

•                  December 15, 2004 - IPO is priced and KMG America begins trading on NYSE under symbol “KMA”

•                  November 2004 - KMG America retain Friedman Billings Ramsey - CS First Boston and SunTrust Robinson Humphrey to manage offering

•                  January 4, 2005 - Seven sales representatives join KMG America: (Anne Swain, John Samori, Peter Crahan, Jack Femrite, Randy Martin, Pat Moore and Clinton Dickerson) signaling action toward creating a large national Group and Voluntary worksite company

•                  December 21, 2004 - KMG America acquires Kanawha Insurance Company which is located in Lancaster, SC

•                  December 20, 2004 - Tom Sass, Paul Moore and Paul Kraemer join KMA as senior executives

•                  December 15, 2004 - IPO is priced and KMG America begins trading on NYSE under symbol “KMA”

•                  January 2005 - First “submitted” sale occurs

•                  January 3, 2005 - Seven sales representatives join KMG America:  (Anne Swain, John Samori, Peter Crahan, Jack Femrite, Randy Martin, Pat Moore and Clinton Dickerson) signaling action toward creating a large national Group and Voluntary worksite company

•                  December 21, 2004 - KMG America acquires Kanawha Insurance Company which is located in Lancaster, SC

•                  December 20, 2004 - Tom Sass, Paul Moore and Paul Kraemer join KMA as senior executives

•                  December 15, 2004 - IPO is priced and KMG America begins trading on NYSE under symbol “KMA”

•                  February 24, 2005 - Dale Vaughan is elected President of Kanawha Insurance Company

•                  January 2005 - First “submitted” sale occurs

•                  January 3, 2005 - Seven sales representatives join KMG America:  (Anne Swain, John Samori, Peter Crahan, Jack Femrite, Randy Martin, Pat Moore and Clinton Dickerson) signaling action toward creating a large national Group and Voluntary worksite company

•                  December 21, 2004 - KMG America acquires Kanawha Insurance Company which is located in Lancaster, SC

•                  December 20, 2004 - Tom Sass, Paul Moore and Paul Kraemer join KMA as senior executives

•                  March 21, 2005 - James Nelson joins KMG America as General Counsel

•                  February 24, 2005 - Dale Vaughan is elected President of Kanawha Insurance Company

•                  January 2005 - First “submitted” sale occurs

•                  January 3, 2005 - Seven sales representatives join KMG America:  (Anne Swain, John Samori, Peter Crahan, Jack Femrite, Randy Martin, Pat Moore and Clinton Dickerson) signaling action toward creating a large national Group and Voluntary worksite company

•                  December 21, 2004 - KMG America acquires Kanawha Insurance Company which is located in Lancaster, SC

•                  March 31, 2005 - First 10-K and Annual report produced

•                  March 21, 2005 - James Nelson joins KMG America as General Counsel

•                  February 24, 2005 - Dale Vaughan is elected President of Kanawha Insurance Company

•                  January 2005 - First “submitted” sale occurs

•                  January 3, 2005 - Seven sales representatives join KMG America:  (Anne Swain, John Samori, Peter Crahan, Jack Femrite, Randy Martin, Pat Moore and Clinton Dickerson) signaling action toward creating a large national Group and Voluntary worksite company

•                  April 26, 2005 - KMG America management team rings opening bell on NYSE

•                  March 31, 2005 - First 10-K and Annual report produced

•                  March 21, 2005 - James Nelson joins KMG America as General Counsel

•                  February 24, 2005 - Dale Vaughan is elected President of Kanawha Insurance Company

•                  January 2005 - First “submitted” sale occurs

KMA - NYSE

[GRAPHIC]

KMG AMERICA CORPORATION

•                  May 16, 2005 - KMG America announces 1st Quarter earnings of $.05 per share

•                  April 26, 2005 - KMG America management team rings opening bell on NYSE

•                  March 31, 2005 - First 10-K and Annual report produced

•                  March 21, 2005 - James Nelson joins KMG America as General Counsel

•                  February 24, 2005 - Dale Vaughan is elected President of Kanawha Insurance Company

•                  May 18, 2005 - KMG America’s first Shareholders meeting

•                  May 16, 2005 - KMG America announces 1st Quarter earnings of $.05 per share

•                  April 26, 2005 - KMG America management team rings opening bell on NYSE

•                  March 31, 2005 - First 10-K and Annual report produced

•                  March 21, 2005 - James Nelson joins KMG America as General Counsel

[LOGO]

Paul Moore

Senior Vice President of Sales

KMG AMERICA SALES STRATEGY

•                  HIRE ONLY TOP-TIER SALES REPS WITH PROVEN ELITE BROKER RELATIONSHIPS AND SALES TRACK RECORDS IN THEIR LOCAL MARKETS

•                  IDENTIFY THESE PEOPLE WITHOUT USING RECRUITERS TO ENSURE BEST IN CLASS STATUS

•                  HIRE A MIX OF REPS WITH EB EXPERIENCE, VB EXPERIENCE AND BOTH

•                  HIRE A MIX OF REPS FROM ING, UNUM, CIGNA, RSL, MET, PRU, GUARDIAN, ETC., AND BLEND BEST PRACTICES INTO AN ELITE KMG AMERICA SALES CULTURE

•                  KMG’S ENTREPRENEURIAL CULTURE IS KEY TO ATTRACTING ELITE SALES FORCE WITH INCLUSION OF SIGNIFICANT OPTION AWARDS AT TIME OF HIRING AND LONG-TERM INCENTIVE PLAN DESIGNED TO IMPROVE RETENTION

•                  RECOGNIZE THAT THE COLLISION OF VB/EB MARKETS IS HAPPENING AND WILL ULTIMATELY BE CONTROLLED BY EMPLOYEE BENEFIT BROKERS/CONSULTANTS AND FOCUS OUR PRODUCT AND SERVICES OFFERINGS ACCORDINGLY

•                  KMG AMERICA’S ABILITY TO OFFER A “FULL SERVICE PACKAGED SOLUTION” TO INTERMEDIARIES AND EMPLOYERS IS A KEY COMPETITIVE ADVANTAGE AND COULD DEFINE THE MARKET

•                  USE AVAILABLE TECHNOLOGY TO PACKAGE KMG’S PRODUCTS AND SERVICES TO ENSURE THAT KMG TRULY IS THE PREMIER CARRIER RELATIVE TO SERVICE AND EASE OF INTERFACE

•                  TARGET EMPLOYERS OF 50 – 10,000 EE’S

•                  CAPITALIZE ON 14% ORGANIC GROWTH IN THE WORKSITE MARKET, AND THE NEED FOR A BROAD SPECTRUM OF EB/VB PRODUCTS AVAILABLE ON ONE TURN-KEY PLATFORM

[LOGO]

RECRUITING PROGRESS

•	BOSTON	1 REPS
•	LA/ORANGE COUNTY	2 REPS
•	SAN DIEGO	1 REP
•	NY/NJ/CT	1 REP
•	ATLANTA	1 REP
•	CHICAGO	2 REPS
•	DALLAS	1 REP
•	CLEVELAND	1 REP
•	NEW ORLEANS	1 REP
•	CHARLOTTE	1 REP
	TOTAL	12 REPS

* Expect to be 15-18 reps by 6/30/05, and 22 Reps by 9/30/05.

PROPOSED MARKETS BY 12/31/05

BOSTON	SOUTHERN CAL
CHICAGO	CHARLOTTE
SAN FRANCISCO	ATLANTA
DENVER	DALLAS
NY/NJ/CT	MID-ATLANTIC
PHOENIX	CLEVELAND
MINNEAPOLIS	KANSAS CITY
PHILADELPHIA	NEW ORLEANS

MARKETS IN BOLD ARE CURRENT MARKETS

2005 SALES SUCCESS

• *2005 YTD SALES	$1.1 million

• 2005 SALES (PROJECTED)	$27 million

FIRST STOP-LOSS SALE EFFECTIVE 6/1/05

  John Martin & Associates

     $ 230k annual premium

• OVERALL MARKET REACTION IS OUTSTANDING

*Previously reported submitted sales of $ 1.1 million in the first quarter of ‘05. We have since added to that total.  Going forward, we will only report issued actual sales.

[LOGO]

Product Rollout

Tom Sass

Senior Vice President Underwriting/Risk
Management

Product Rollout

•                  Expanded state filing of current voluntary products

•                  New Product Development

•                  Group Life and AD & D

•                  Excess of Loss- Stop Loss

[LOGO]

•                  Life

•                      Basic and Supplemental Life, AD & D and Dependent Coverage

•                      Policy drafted- adding portability feature

•                      Tillinghast finalizing rating manual

•                      Common rating platform

•                      Reinsurance in negotiation

•                             Excess of Loss – Stop Loss

•                       Specific and aggregate Excess of Loss

•                       Policy filed in 43 states

•                       Rating manual complete

•                       Testing integrated rating, quote log, proposal and management reporting system

•                       Reinsurance in negotiation

[LOGO]

KHS Administrative Update

Dale Vaughan

President of Kanawha

KHS Administrative Update

•                  Exploring technology solutions to enhance service, increase enrollment capabilities, reduce unit costs, and partner with key broker-driven relationships

1.                                       Falcon

2.                                       Common Census

3.                                       Benefit Harbor

•                  Conducting vendor evaluation to determine best alternative for providing online enrollment capabilities, consolidated billing and commission processing across all product lines.

1.                                       Genelco

2.                                       Wynsure

3.                                       InforMed

•                  Continue to increase utilization rates for automation of VB New Business via the workflow initiative.

•                  Implementing new technology (Young System) to administer the new Excess Risk product and provide quote tracking capabilities for all lines of business

[LOGO]

•                  Introduced National Account Management team to improve producer communication and enhance the quality of case set up and administration.

•                  Refining RFP/Sales support process across all product lines

•                  Enhancing billing systems and support to include electronic billing platforms and improvements related to automating recon functions.

•                  Enhancing protocol and procedures relating to alternative signature formats for enrollments (i.e.: signature pads, PINs, voice recordings, and on-line confirmation “I agree” methods)

•                  Developed TPA approval process and Specific & Aggregate claims processes

•                  Reviewing automation for Core Group and ASO new business and administrative workflow processes.

•                  Evaluating outsourcing opportunities to benchmark our own service capabilities, unit costs and performance levels:

1.               Marsh

2.               Healthplan Services

3.               Vision Financial

•                  Evaluating multiple vendors of high-volume print solutions

1.               Docucorp

2.               Document Sciences

3.               Thunderhead

4.               InSystems

•                  Completed infrastructure upgrade to improve processing capacity.

•                  Increasing by 34% the software development effort provided by CGI

•                  Increasing the caliber and quality of new hires

•                  Adjusting hours of operations in all support areas to accommodate time zones of producers.

KMG AMERICA CORPORATION

ANNUAL SHAREHOLDER MEETING

MAY 18, 2005